                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )


Filed by the Registrant [X]  Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
     (AS PERMITTED BY RULE 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S)240.14a-12


                         GOODRICH PETROLEUM CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                        Goodrich Petroleum Corporation
                                Houston, Texas

                               -----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JUNE 23, 2003

To the Stockholders:

   The annual meeting of the stockholders of Goodrich Petroleum Corporation, a Delaware corporation (the "Company"), will be held at the Lancaster Hotel, 701 Texas Avenue, Houston, Texas 77002, on June 23, 2003, at 11:00 a.m. local time, for the following purposes:

    1. To elect three Class II directors to serve until the annual meeting of stockholders in 2006; and

    2. To ratify the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ended December 31, 2003; and

    3. To transact such other business as may properly come before such meeting or any adjournment(s) thereof.

   The close of business on April 24, 2003, has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the meeting or any adjournment(s) thereof.

   You are cordially invited to attend the annual meeting. It is important that your shares be represented at the meeting regardless of whether you plan to attend. Therefore, please mark, sign, date and return the enclosed proxy promptly. If you are present at the meeting, and wish to do so, you may revoke the proxy and vote in person.

                                          By Order of the Board of Directors

                                          /s/ Walter G. "Gil" Goodrich
                                          --------------------------------------
                                          Walter G. "Gil" Goodrich
                                          Vice Chairman and Chief Executive
                                            Officer

April 30, 2003
Houston, Texas

                        Goodrich Petroleum Corporation
                               808 Travis Street
                                  Suite 1320
                             Houston, Texas 77002

                                PROXY STATEMENT

                   SOLICITATION AND REVOCABILITY OF PROXIES

   The accompanying proxy is solicited by the Board of Directors of Goodrich Petroleum Corporation, a Delaware corporation (the "Company"), for use at the 2003 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Lancaster Hotel, 701 Texas Avenue, Houston, Texas 77002, on June 23, 2003, at 11:00 a.m. local time, or at any adjournment(s) thereof. The solicitation of proxies by the Board of Directors will be conducted primarily by mail. In addition, directors, officers and employees of the Company may solicit proxies by fax, telex, telephone and personal interview. The Company will bear the cost of preparing and mailing proxy materials as well as the cost of soliciting proxies. The Company will reimburse banks, brokerage firms, custodians, nominees and fiduciaries for their expenses in sending proxy materials to the beneficial owners of shares of the Company's common stock (the "Common Stock"). The approximate date on which this Proxy Statement and the accompanying form of proxy will first be sent to stockholders is May 15, 2003.

   A proxy may be revoked at any time (a) by execution and submission of a revised proxy, (b) by written notice to the Secretary of the Company or (c) by voting in person at the Annual Meeting. In the absence of such revocation, shares represented by the proxies will be voted at the Annual Meeting.

   Only holders of record of shares of Common Stock at the close of business on April 24, 2003 (the "Record Date") will receive notice of and will be entitled to vote at the Annual Meeting. At the close of business on April 24, 2003, there were 18,039,482 shares of Common Stock outstanding. Holders of record of shares of Common Stock on the Record Date are entitled to one vote for each share of Common Stock held with respect to each matter to be voted upon. The presence, in person or by proxy, of at least a majority of the outstanding shares of Common Stock is required for a quorum.

   The Company's annual report to stockholders for the year ended December 31, 2002, including financial statements, is being mailed herewith to all stockholders entitled to vote at the Annual Meeting. The annual report does not constitute a part of the proxy soliciting material.

                       PROPOSAL 1--ELECTION OF DIRECTORS

General

   Three directors are to be elected at the annual meeting. The Company's Bylaws provide for a classified Board of Directors. The Board of Directors is divided into Classes I, II and III, the terms of office of which are currently scheduled to expire, respectively, on the dates of the Company's Annual Meetings of Stockholders in 2005, 2003 and 2004. Henry Goodrich, Patrick E. Malloy, III and Michael J. Perdue have been nominated to serve as Class II directors and, if elected, will serve until the Company's 2006 Annual Meeting of Stockholders or until their respective successors shall have been elected and qualified. The remaining directors named below will not be required to stand for election at the Annual Meeting because their present terms expire in either 2004 or 2005.

   A plurality of the votes cast in person or by proxy by the holders of Common Stock is required to elect a director. Accordingly, abstentions and "broker non-votes" will have no effect on the outcome of the election assuming a quorum is present or represented by proxy at the Annual Meeting. A broker non-vote occurs if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular item. Stockholders may not cumulate their votes in the election of directors.

   Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted FOR the election of the Class II nominees listed below. Although the Board of Directors does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

Directors and Director Nominees

   The following table sets forth certain information as of the record date for each nominee for director and for each director including their name, age and position with the Company:

         Class II Directors--Terms Expiring at the 2003 Annual Meeting

 Name                   Age Position
 ----                   --- --------
 Henry Goodrich........ 72  Chairman-Emeritus of the Board, Director
 Patrick E. Malloy, III 60  Chairman of the Board of Directors
 Michael J. Perdue..... 48  Director

         Class III Directors--Terms Expiring at the 2004 Annual Meeting

 Name                   Age Position
 ----                   --- --------
 Walter G. Goodrich.... 44  Vice Chairman, Chief Executive Officer and Director
 Michael Y. McGovern... 51  Director
 Arthur A. Seeligson... 44  Director

          Class I Directors--Terms Expiring at the 2005 Annual Meeting

 Name                   Age Position
 ----                   --- --------
 Sheldon Appel......... 69  Director
 Josiah T. Austin...... 55  Director
 Donald M. Campbell.... 63  Director

   Henry Goodrich is the Chairman of the Board of Directors-Emeritus. He is a petroleum geologist with over 47 years experience in the oil and natural gas industry. Mr. Goodrich began his career as an exploration geologist with the Union Producing Company and McCord Oil Company. From 1971 to 1975, Mr. Goodrich was President, Chief Executive Officer and a partner of McCord-Goodrich Oil Company. In 1975, Mr. Goodrich formed Goodrich Oil Company. He was elected to the Company's board in August 1995, and served as Chairman of the Board from March 1996 through February 2003. Mr. Goodrich is also a director of Pan American Life Insurance Company. Henry Goodrich is the father of Walter G. Goodrich.

   Patrick E. Malloy, III became Chairman of the Board of Directors in February 2003. He has been President and Chief Executive Officer of Malloy Enterprises, Inc., a real estate and investment holding company, and Malloy Real Estate, Inc. since 1973. In addition, Mr. Malloy served as a director of North Fork Bancorp (NYSE) from 1998 to 2002 and was Chairman of the Board of New York Bancorp (NYSE) from 1991 to 1998. He joined the Company's Board in May 2000.

   Michael J. Perdue is currently Executive Vice President of Entrepreneurial Corporate Group and President of its subsidiary Entrepreneurial Capital Corporation. Prior to joining ECG in April 1999, Mr. Perdue served as Senior Vice President and Regional Manager of Zions Bancorporation from May 1998 to April 1999 and as Executive Vice President, Chief Operating Officer and a Director of FP Bancorp, Inc. and its wholly-owned subsidiary, First Pacific National Bank, from September 1993 until FP Bancorp's acquisition by Zions Bancorporation in May 1998. He has also held senior management positions with Rampac, Inc., a real estate development company, and PacWest Bancorp. Mr. Perdue currently serves on the boards of the ECG affiliated companies. He was elected to the Company's Board of Directors in January 2001.

   Walter G. "Gil" Goodrich became Vice Chairman of the Board of Directors in February 2003. He has served as the Company's Chief Executive Officer since August 1995. Mr. Goodrich was Goodrich Oil Company's Vice President of Exploration from 1985 to 1989 and its President from 1989 to August 1995. He joined Goodrich Oil Company as an exploration geologist in 1980. Gil Goodrich is the son of Henry Goodrich. He has served as one of the Company's directors since August 15, 1995.

   Michael Y. McGovern has been the Chief Executive Officer of Pioneer Companies Inc. since 2002. From 2000 to 2002, he was Chief Executive Officer of Coho Energy Resources, Inc. Prior to that time, he was the Managing Director for Pembrook Capital Corporation, Inc. from 1998 to January 2000, which provided advisory services to parties involved with distressed energy companies. Since 1995, he has also been a director and founding investor of Greystar Corporation which provides production management services to oil and natural gas companies. He has served as one of the Company's directors since September 1999, when he was elected by the holders of the Company's subsidiaries' notes pursuant to the Company's agreement with H&Q Guaranty as note holders agent.

   Arthur A. Seeligson is currently engaged in the management of his personal investments. From 1991 to 1993, Mr. Seeligson was a Vice President, Energy Corporate Finance at Schroder Wertheim & Company, Inc. From 1993 to 1995, Mr. Seeligson was a Principal, Corporate Finance, at Wasserstein, Perella & Co. He was primarily engaged in the management of his personal investments from 1995 through 1997. He was a managing director with the investment banking firm of Harris, Webb & Garrison from 1997 to June 2000. He has served as one of the Company's directors since August 1995.

   Sheldon Appel has been involved in real estate development and finance since 1955, when he formed the Sheldon Appel Company. Mr. Appel is a private investor and a former director of American Consumer Products and Beverly Hills Savings and Loan, both of which were listed on the NYSE. He has been one of the Company's directors since August 1995.

   Josiah T. Austin is the managing member of El Coronado Holdings, L.L.C., a privately owned investment holding company. He and his family own and operate agricultural properties in the state of Arizona and northern

Sonora, Mexico through El Coronado Ranch & Cattle Company, L.L.C. and other entities. Until recently, Mr. Austin served on the Board of Directors of Monterey Bay Bancorp of Watsonville, California, and is a prior board member of New York Bancorp, Inc., which merged with North Fork Bancorporation in early 1998. He is an active investor in publicly traded financial institutions. He became one of the Company's directors in August 2002.

   Donald M. Campbell is the Chief Executive Officer of Guaranty Finance Management L.L.C., which became the manager of Hambrecht and Quist Guaranty Finance L.L.C. on January 1, 2002. Prior to that time, Mr. Campbell served as the chief executive officer of Hambrecht & Quist Guaranty Finance L.L.C., and its predecessor entities, since 1985. Hambrecht and Quist Guaranty Finance L.L.C., is a subsidiary of JPMorgan Chase. He is also a director of the Moneda Chile Fund (listed on the Bermuda Stock Exchange) and Evergreen Forests Ltd. (listed on the New Zealand and Australian Stock Exchanges). He has been a financial officer of two public corporations, and has been a principal in the formation of four private companies in the United States. He has served as one of the Company's directors since November 1999, when he was elected by the holders of the Company's subsidiaries' notes pursuant to the Company's agreement with H&Q Guaranty as note holder agent.

Executive Officers of the Company

   The executive officers of the Company are Walter G. Goodrich, Robert C. Turnham, Jr., Mark E. Ferchau, Douglas B. Selvius, and D. Hughes Watler, Jr. Biographical information regarding Mr. Goodrich is included under the caption "Election of Directors--Directors and Director Nominees" and such information for the other executive officers is presented below.

   Robert C. Turnham, Jr. has served as the Company's Chief Operating Officer since August 1995 and became President and Chief Operating Officer in February 2003. He has held various positions in the oil and natural gas business since 1981. From 1981 to 1984, Mr. Turnham served as a financial analyst for Pennzoil. In 1984, he formed Turnham Interests, Inc. to pursue oil and natural gas investment opportunities. From 1993 to August 1995, he was a partner in and served as President of Liberty Production Company, an oil and natural gas exploration and production company.

   Mark E. Ferchau was named as the Company's Senior Vice President, Engineering and Operations in February 2003, after initially joining the Company as Vice President, Engineering and Operations in September 2001. Mr. Ferchau previously served as Production Manager for Forcenergy Inc from 1997 to 2001 and as Vice President, Engineering of Convest Energy Corporation from 1993 to 1997. Prior thereto, Mr. Ferchau held various positions with Wagner & Brown, Ltd. and other independent oil and gas companies.

   Douglas B. Selvius was named as the Company's Senior Vice President, Exploration in February 2003, after initially joining the Company as Vice President and Exploration Manager in April 2001. Prior to that time, Mr. Selvius served as Division Geologist for IP Petroleum, a subsidiary of International Paper Company, where he led IP's onshore and offshore exploration efforts from 1993 until 2001. From 1982 through 1988, Mr. Selvius was a Senior Geologist for Tenneco Oil Company, and from 1989 until 1993 he served as Senior Geologist and Gulf Coast Project Leader for BHP Petroleum (Americas).

   D. Hughes Watler, Jr. joined the Company as Senior Vice President, Chief Financial Officer and Treasurer in March 2003. Mr. Watler is a former partner of Price Waterhouse LLP in their Houston and Tulsa offices, and was the Chief Financial Officer of Texoil, Inc, a public exploration & production company from 1992 to 1995, as well as XPRONET Inc., a private international oil & gas exploration company from 1998 to 2002. From 1995 to 1998, Mr. Watler served as the Corporate Controller for TPC Corporation, a NYSE listed midstream natural gas company.

Committees of the Board of Directors

   The Board of Directors of the Company had four standing committees during 2002, the membership and functions of which are described below:

   Executive Committee. The members of the Executive Committee are Messrs. Malloy, Perdue and Gil Goodrich, with Mr. Malloy serving as chairman. The Executive Committee is delegated the authority to approve any actions that the board of directors could approve, except to the extent restricted by law or by our Certificate of Incorporation or Bylaws.

   Audit Committee. The members of the Audit Committee are Messrs. Perdue, McGovern and Seeligson. Mr. Perdue is chairman of the Audit Committee. The functions of the Audit Committee are to recommend to the board of directors the firm of independent public accountants to be engaged to audit our financial statements, meet with the auditors and our financial management to review with them our significant accounting policies and its internal controls, provide opportunities for the auditors to meet with the Audit Committee and our officers, discuss matters discussed at Audit Committee meetings with the full board of directors, investigate any matters brought to its attention within the scope of its duties, review and assess the adequacy of the Audit Committee charter on an annual basis, and have general responsibility in connection with related matters.

   Compensation Committee. Members of the Compensation Committee are Messrs. Appel, Campbell and Seeligson. Mr. Appel is chairman of the Compensation Committee. The Compensation Committee's functions include the general review of our compensation and benefit plans to ensure that they meet corporate objectives. In addition, the Compensation Committee makes recommendations to the board of directors on compensation of all of our officers, the granting of awards under and administering our stock option and other benefit plans, and adopting and changing our major compensation policies and practices.

   Hedging Committee. Members of the Hedging Committee are Messrs. Malloy, Austin and Gil Goodrich, with Mr. Malloy serving as chairman. The Hedging Committee's principle function is to assist management in establishing pricing and production guidelines to be used by management in entering into oil and gas hedging contracts in order to manage the commodity price risk for a portion of the Company's oil and gas production.

   The Board of Directors held fifteen meetings in 2002. The Executive Committee, Audit Committee, Compensation Committee and Hedging Committee met five, five, two and seventeen times, respectively, in 2002. Each director attended at least 75% of the aggregate number of meetings of the Board of Directors and any committee on which such director served with the exception of Mr. Appel, who attended 67% of the meetings of the Board of Directors and 100% of the meetings of the Compensation Committee and Mr. McGovern, who attended 80% of the meetings of the Board of Directors and 60% of the meetings of the Audit Committee.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                AND MANAGEMENT

   The following table sets forth the beneficial ownership of our common stock as of April 30, 2003 by:

  . each person known by us to beneficially own 5% or more of our common stock;

  .   each of the named executive officers and each of our directors; and

  .   all of our officers and directors as a group.

   Percentage of ownership is based on 18,039,482 shares of common stock outstanding as of April 30, 2003. Beneficial ownership is calculated based on SEC requirements. Unless otherwise indicated below, each stockholder named in the table has sole voting and investment power with respect to all shares beneficially owned, subject to applicable community property laws.

                                                             Beneficial Ownership
                                                             --------------------
Beneficial Owner                                               Amount    Percent
----------------                                             ----------  -------
The H & Q Group(1)..........................................  6,703,043   32.8
Hambrecht & Quist Guaranty Finance L.L.C.(2)................  2,786,632   15.4
Alps Investments, LLC(3)....................................  1,544,341    8.6
Duane Roberts(4)............................................  1,208,317    6.7

Named Executive Officers and Directors
Donald M. Campbell(2).......................................  3,345,221   18.5
Patrick E. Malloy, III(5)...................................  3,045,259   16.9
Josiah T. Austin(6).........................................  2,409,000   13.4
Walter G. Goodrich(7).......................................  1,266,495    7.0
Michael J. Perdue(8)........................................  1,223,117    6.8
Henry Goodrich(9)...........................................    537,421    3.0
Sheldon Appel(10)...........................................    669,090    3.7
Robert C. Turnham, Jr.(11)..................................    120,918    1.0
Arthur A. Seeligson(12).....................................     43,673      *
Michael Y. McGovern(13).....................................     33,045      *
Mark E. Ferchau.............................................      6,875      *
Douglas B. Selvius..........................................      6,152      *
D. Hughes Watler, Jr........................................         --      *
Directors and Executive Officers as a Group (13 persons)(14) 12,288,910   61.7

--------
  * Less than 1%.
(1) Pursuant to Amendment No. 3 to Schedule 13D filed January 16, 2003 (the "Schedule 13D"), the following persons notified the Company that they are acting as a group ("The H & Q Group"), as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"): Alps Investments, LLC; Daniel H. Case III Living Trust u/a dated 7/17/00; Estate of Daniel H. Case III; Stacey B. Case Living Trust; Michael
    D. Fulton & Katheryn E. Cole; Laurence L. Spitters; Campbell Associates; Donald M. Campbell Money Purchase Pension Plan; Donald M. Campbell; and Hambrecht & Quist Guarantee Finance LLC. The H & Q Group's holdings include the following securities: (a) 4,323,516 shares of common stock, (b) warrants to purchase 2,369,527 shares of common stock and (c) options to purchase 10,000 shares of common stock. Each of the members of the H & Q Group exercise sole voting and investment power with respect to their securities included in the group's holdings, except that Mr. Fulton and Ms. Cole exercise shared voting and investment power with respect to their securities and Mr. Campbell exercises shared voting and investment power with respect to the securities held by Hambrecht & Quist Guaranty Finance, Campbell Associates and Donald M. Campbell Money Purchase Plan.
 (2) Includes the following securities held by Hambrecht & Quist Guaranty Finance L.L.C. on its own behalf: (a) 1,587,276 shares of common stock,
     (b) 39,378 shares of common stock issuable upon conversion of 94,500 shares of Series A preferred stock and (c) warrants to purchase 1,159,978 shares of common stock. Mr. Campbell is Chief Executive Officer of Guaranty Finance Management, LLC, the manager of Hambrecht & Quist Guaranty Finance L.L.C. and may be deemed to exercise shared voting and investment power with respect to the shares beneficially owned by H&Q Guaranty. In addition to the shares owned directly by H&Q Guaranty, the shares beneficially owned by Mr. Campbell include the following securities: (a) 207,644 shares of common stock held by Mr. Campbell on his own behalf, (b) 197,454 shares of common stock held by Mr. Campbell in his retirement account, (c) 2,442 shares of common stock held by a partnership in which Mr. Campbell has an approximate 60% interest, (d) 5,463 shares of common stock issuable upon conversion of 13,100 shares of Series A preferred stock held by Mr. Campbell on his own behalf, (e) 3,586 shares of common stock issuable upon conversion of 8,600 shares of Series A preferred stock held by Mr. Campbell in his retirement account, (f) warrants to purchase 66,825 shares of common stock, (g) warrants to purchase 65,175 shares of common stock held by Mr. Campbell in his retirement account, and (h) options to purchase 10,000 shares of common stock. The address of Hambrecht & Quist Guaranty Finance L.L.C. and Mr. Campbell is One Bush Street, San Francisco, California 94104.
 (3) Includes the following securities held by Alps Investments, LLC on its own behalf: (a) 1,016,341 shares of common stock and (b) warrants to purchase 528,000 shares of common stock. The address of Alps Investments, LLC is 650 Tysons Boulevard, McLean, Virginia 22102.
 (4) Includes the following securities: (a) 647,500 shares of common stock held by Entrepreneurial Capital Corporation, over which Mr. Roberts exercises shared voting and investment power, (b) 467,617 shares of common stock held by Entrepreneurial Investment Corporation, over which Mr. Roberts exercises shared voting and investment power, (c) 44,200 shares of common stock held by 3R Investments, over which Mr. Roberts exercises shared voting and investment power, (d) 39,000 shares of common stock held by Mr. Roberts' wife and (e) 10,000 shares of common stock owned by Mr. Roberts' children. Mr. Roberts address is 4100 Newport Place, Suite 400, Newport Beach, California 92660.
 (5) Includes the following securities: (a) 2,485,459 shares of common stock held by Mr. Malloy on his own behalf, (b) 50,676 shares of common stock issuable upon conversion of 122,850 shares of Series A preferred stock,
     (c) warrants to purchase 330,000 shares of common stock, (d) 74,850 shares of common stock held in a trust for the benefit of Katherine C. Malloy,
     (e) 9,712 shares of common stock issuable upon conversion of 23,545 shares of Series A Convertible Preferred Stock held in a trust for the benefit of Katherine C. Malloy, (f) 74,850 shares of common stock held in a trust for the benefit of Maggie Malloy, (g) 9,712 shares of common stock issuable upon conversion of 23,545 shares of Series A Convertible Preferred Stock held in a trust for the benefit of Maggie Malloy, and (h) options to purchase 10,000 shares of common stock. Mr. Malloy's address is Bay Street at the Waterfront, Sag Harbor, New York 11963.
 (6) Includes the following securities: (a) 2,254,800 shares of common stock held by El Coronado Holdings, LLC over which Mr. Austin serves as the sole managing partner, (b) 82,500 shares of common stock held by Mr. Austin on his own behalf, (c) 15,600 shares of common stock held in a trust for the benefit of Valerie Gordon of which Mr. Austin is trustee, (d) 18,300 shares of common stock held in a trust for benefit of Matthew Gordon of which Mr. Austin is trustee, (e) 20,300 shares of common stock held in a trust for the benefit of Christine Lowry of which Mr. Austin is trustee and (f) 17,500 shares of common stock held in a trust for the benefit of Austin--Clark Life Insurance of which Mr. Austin is trustee. The address of Mr. Austin is 12626 E. Turkey Creek Road, Pearce, Arizona 85625.
 (7) Includes the following securities held by Walter G. Goodrich on his own behalf: (a) 378,294 shares of common stock, (b) 1,667 shares of common stock issuable upon conversion of 4,000 shares of Series A preferred stock and (c) options to purchase 25,000 shares of common stock. In addition, includes (d) 480,125 shares of common stock held by HGF Partnership, a Louisiana partnership, in which Walter G. Goodrich owns an indirect general partnership interest and (e) 381,409 shares of common stock owned by Goodrich Energy, Inc., a corporation with respect to which Walter G. Goodrich is the sole stockholder. Walter G. Goodrich may be deemed to exercise shared voting and investment power with respect to the shares held by HGF Partnership. Walter G. Goodrich exercises sole voting and investment power with respect to the shares held by Goodrich Energy. Walter G. Goodrich's address is 808 Travis Street, Suite 1320, Houston, Texas 77002.
 (8) Includes the following securities: (a) 45,783 shares of common stock held by Mr. Perdue on his own behalf, (b) 54,217 shares of common stock held by a family trust of which Mr. Perdue is the trustee and (c) options to purchase 8,000 shares of common stock. In addition, includes 1,115,117 shares of common stock held by two private corporations owned by Duane Roberts where Mr. Perdue serves as an officer and Executive Vice President. Mr. Perdue's address is 4100 Newport Place, Ste. 400, Newport Beach, California 92660.
 (9) Includes the following securities: (a) 35,296 shares of common stock held by Henry Goodrich on his own behalf, (b) 480,125 shares of common stock held by HGF Partnership and (c) options to purchase 22,000 shares of common stock. Henry Goodrich may be deemed to exercise shared voting and investment power with respect to the shares held by HGF Partnership. Henry Goodrich's address is 333 Texas St., Suite 1375, Shreveport, Louisiana 71101.
 (10) Includes the following securities: (a) 111,353 shares of common stock held by Mr. Appel on his own behalf and (b) options to purchase 15,250 shares of common stock. In addition, includes 542,487 shares of common stock held by a trust of which Mr. Appel is the trustee. Mr. Appel's address is 2148 Federal Avenue, Suite A, Los Angeles, California 90025.
 (11) Includes the following securities held by Mr. Turnham on his own behalf:
      (a) 74,284 shares of common stock, (b) 1,667 shares of common stock issuable upon the conversion of 4,000 shares of Series A preferred stock and (c) options to purchase 17,500 shares of common stock. In addition, includes the following securities held by Mr. Turnham's wife:

    (a) 24,550 shares of common stock and (b) 2,917 shares of common stock issuable upon conversion of 7,000 shares of Series A preferred stock. Mr. Turnham's address is 808 Travis St., Suite 1320, Houston, Texas 77002.
 (12) Includes the following securities: (a) 22,673 shares of common stock held by Mr. Seeligson on his own behalf and (b) options to purchase 21,000 shares of common stock. Mr. Seeligson's address is 808 Travis, Ste. 2200, Houston, Texas 77002.
 (13) Includes the following securities: (a) 17,045 shares of common stock held by Mr. McGovern on his own behalf, (b) warrants to purchase 10,000 shares of common stock and (c) options to purchase 6,000 shares of common stock. Mr. McGovern's address is 700 Louisiana, Suite 4300, Houston, Texas 77002.
 (14) The number of shares of common stock beneficially owned by all executive officers and directors as a group includes the following securities: (a) 124,774 shares of common stock issuable upon conversion of 301,140 shares of Series A preferred stock, (b) warrants to purchase 1,631,978 shares of common stock and (c) options to purchase 134,750 shares of common stock.

Director Compensation

   General. For serving as a member of the Company's Board of Directors, each of the directors who are not officers or consultants of the Company or its subsidiaries has been paid $1,000 for each meeting attended and $500 for each committee meeting attended. In addition, directors were reimbursed for their reasonable out-of-pocket expenses incurred in connection with travel to meetings of the Board of Directors or committees thereof and received periodic grants of options to purchase Common Stock.

   Nonemployee Director Compensation Plan. The Goodrich Petroleum Corporation Directors Compensation Plan (the "Directors Compensation Plan") provides for both discretionary option and formula option grants and is administered by the Board of Directors of the Company, which may delegate all of its power of administration, with the exception of the power to authorize issuance of options. No director may vote or decide upon any matter relating solely to such director under the Directors Compensation Plan, nor may any director vote in any case in which the director's individual right to claim any benefit under the Directors Compensation Plan is particularly involved. The purposes of the Director Compensation Plan are to attract and retain the services of experienced and knowledgeable outside directors of the Company and to provide an incentive for such outside directors to increase their proprietary interest in the Company's long-term success and progress.

   In addition to the payment of cash meeting fees as indicated above (see "Director Compensation--General"), the Directors Compensation Plan provides for an annual fee of $5,000 (in cash or common stock) to be paid to each nonemployee director. The Directors Compensation Plan also provides for the annual issuance of options to purchase 4,000 shares of Common Stock to each nonemployee director on the date of the Company's Annual Meeting of Stockholders.

   The maximum number of options to purchase shares of Common Stock that may be issued under the Directors Compensation Plan is 150,000. Options granted under the Directors Compensation Plan have a term of 10 years and are subject to earlier termination if the optionee's membership on the Board of Directors terminates for cause. If the optionee's membership on the Board of Directors is terminated for any reason other than cause, options may be exercised for up to four years from the date of such termination, but only as to the number of shares of Common Stock such optionee could have purchased on the date of termination from the Board of Directors. Discretionary option grants are exercisable as determined by the Board of Directors, and formula option grants are fully exercisable on the date of grant. The exercise price of an option shall be the closing stock price on the date of grant for both discretionary option grants and formula option grants.

   The Directors Compensation Plan contains provisions whereby the Board of Directors may make adjustments to the number of shares of Common Stock to be acquired upon exercise of options in the event of a stock split, combination or stock dividend.

   The Directors Compensation Plan may be amended or terminated at any time by the Board of Directors. Such amendment or termination will not impair the rights of a non-employee director or affect options previously granted and outstanding under the Directors Compensation Plan.

Executive Compensation and Other Information

   The following table summarizes certain information with respect to the compensation earned by the Company's executive officers for services rendered in all capacities during the years indicated. The table does not include D. Hughes Watler, Jr., who joined the Company as Senior Vice President, Chief Financial Officer and Treasurer in March 2003. In that capacity, Mr. Watler replaced Roland L. Frautschi, who resigned from the Company in May 2002. During the year ended December 31, 2002, Mr. Frautschi was not one of the Company's five most highly compensated executives.

                                                                Long-Term
                                                              Compensation--
                                                  Annual        Securities
                                             Compensation(1)    Underlying
                                    Fiscal   ----------------    Options        All Other
    Name and Principal Position      Year     Salary   Bonus   (Number)(3)   Compensation(2)
    ---------------------------     ------   -------- ------- -------------- ---------------
Walter G. Goodrich.................  2002    $195,000 $60,000         --         $11,000
 Vice Chairman and                   2001     189,008  50,000    113,000           5,850
 Chief Executive Officer             2000     150,344  70,000    145,000           4,500

Robert C. Turnham, Jr..............  2002    $145,000 $50,000         --         $10,512
 President and                       2001     139,946  30,000     88,000           2,525
 Chief Operating Officer             2000     105,000  50,000     70,000           3,150

Mark E. Ferchau....................  2002    $130,000 $27,000         --         $ 8,550
 Senior Vice President,              2001(4)   48,750  12,500     35,000              --
 Engineering and Operations

Douglas B. Selvius.................  2002    $145,000 $27,000         --         $10,231
 Senior Vice President, Exploration  2001(5)  118,497  25,000     50,000              --

--------
(1) During the years presented, perquisites for the persons named in the Summary Compensation Table aggregated less than 10% of the total annual salary and bonus reported for such individual in the Summary Compensation Table. Accordingly, no such amounts are included in the Summary Compensation Table.
(2) Amounts represent matching contributions by the Company to the executive officer's 401(k) Plan account in 2002 and to the executive officer's SIMPLE IRA accounts in prior years.
(3) During the year ended December 31, 2002, the Company did not issue any stock options to the executive officers named in the Summary Compensation Table. On February 18, 2003, the Company purchased 1,016,500 outstanding employee stock options by issuing 125,157 shares of its common stock to the holders of such options. See "Stock Option Grants in Last Fiscal Year" for information concerning stock options purchased in February 2003 from the executive officers named in the Summary Compensation Table.
(4) Mr. Ferchau joined the Company in September 2001.
(5) Mr. Selvius joined the Company in April 2001.

Goodrich Petroleum Corporation 1995 Stock Option Plan ("Goodrich Plan")

   The Goodrich Plan provides for the granting of options (either incentive stock options within the meaning of Section 422(b) of the Code, or options that do not constitute incentive stock options ("nonqualified stock options")), restricted stock awards, stock appreciation rights, long-term incentive awards, and phantom stock awards, or any combination thereof. The Goodrich Plan covers an aggregate of 2,000,000 shares of Common Stock (subject to certain adjustments in the event of stock dividends, stock splits and certain other events). No more than 62,500 shares of Common Stock, subject to adjustments, may be issued pursuant to grants made under the Goodrich Plan to any one employee in any one year. The limitation set forth in the preceding sentence will be applied in a manner which permits compensation generated in connection with the exercise of options, stock appreciation rights and, if determined by the Compensation Committee, restricted stock awards to constitute "performance-based" compensation for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

   Administration. The Goodrich Plan is administered by the Compensation Committee, which consists of members of the Board who are outside and disinterested directors for purposes of the Code and the Exchange Act. The Compensation Committee has the power to determine which employees will receive an award, the time or times when such award will be made, the type of award and the number of shares of Common Stock to be issued under the award or the value of the award. Only persons who at the time of the grant are employees or consultants of the Company or of any subsidiary of the Company are eligible to receive grants under the Goodrich Plan.

   Options. The Goodrich Plan provides for two types of options: incentive stock options and nonqualified stock options. The Compensation Committee will designate the employees to receive the options, the number of shares subject to the options, and the terms and conditions of each option granted under the Goodrich Plan. The term of any option granted under the Goodrich Plan shall be determined by the Compensation Committee; provided, however, that the term of any incentive stock option cannot exceed ten years from the date of the grant and any incentive stock option granted to an employee who possesses more than 10% of the total combined voting power of all classes of stock of the Company or of its subsidiaries within the meaning of Section 422(b)(6) of the Code must not be exercisable after the expiration of five years from the date of grant. The exercise price per share of Common Stock of options granted under the Goodrich Plan is determined by the Compensation Committee; provided, however, that such exercise price cannot be less than the fair market value of a share of Common Stock on the date the option is granted (subject to adjustments). Further, the exercise price of any incentive stock option granted to an employee who possesses more than 10% of the total combined voting power of all classes of stock of the Company or of its subsidiaries within the meaning of
Section 422(b)(6) of the Code must be at least 110% of the fair market value of the shares at the time such option is granted. The exercise price of options granted under the Goodrich Plan is paid in full in a manner prescribed by the Compensation Committee.

   Restricted Stock Awards. Pursuant to a restricted stock award, shares of Common Stock will be issued or delivered to the employee at any time the award is made without any cash payment to the Company, except to the extent otherwise provided by the Compensation Committee or required by law; provided, however, that such shares will be subject to certain restrictions on the disposition thereof and certain obligations to forfeit such shares to the Company as may be determined in the discretion of the Compensation Committee. The restrictions on disposition may lapse based upon (a) the Company's attainment of specific performance targets established by the Compensation Committee such as (i) the price of a share of Common Stock, (ii) the Company's earnings per share, (iii) the Company's revenue, (iv) the revenue of a business unit of the Company designated by the Compensation Committee, (v) the return on stockholders' equity achieved by the Company, or (vi) the Company's pre-tax cash flow from operations; (b) the grantee's tenure with the Company; or (c) a combination of both factors. The Company retains custody of the shares of Common Stock issued pursuant to a restricted stock award until the disposition restrictions lapse. An employee may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of such shares until the expiration of the restriction period. However, upon the issuance to the employee of shares of Common Stock pursuant to a restricted stock award, except for the foregoing restrictions, such employee will have all the rights of a stockholder of the Company with respect to such shares, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares.

   Stock Appreciation Rights. A stock appreciation right permits the holder to receive an amount (in cash, Common Stock, or a combination thereof) equal to the number of stock appreciation rights exercised by the holder multiplied by the excess of the fair market value of Common Stock on the exercise date over the stock appreciation rights' exercise price. Stock appreciation rights may or may not be granted in connection with the grant of an option and no stock appreciation right may be exercised earlier than six months from the date of grant. A stock appreciation right may be exercised in whole or in such installments and at such times as determined by the Compensation Committee.

   Long-Term Incentive and Phantom Stock Awards. The Goodrich Plan permits grants of long-term incentive awards ("performance awards") and phantom stock awards, which may be paid in cash, Common

Stock, or a combination thereof as determined by the Compensation Committee. Performance awards granted under the Goodrich Plan have a maximum value established by the Compensation Committee at the time of the grant. A grantee's receipt of such amount is contingent upon satisfaction by the Company, or any subsidiary, division or department thereof, of future performance conditions established by the Compensation Committee prior to the beginning of the performance period. Such performance awards, however, shall be subject to later revisions as the Compensation Committee shall deem appropriate to reflect significant unforeseen events or changes. A performance award will terminate if the grantee's employment with the Company terminates during the applicable performance period. Phantom stock awards granted under the Goodrich Plan are awards of Common Stock or rights to receive amounts equal to share appreciation over a specific period of time. Such awards vest over a period of time or upon the occurrence of a specific event(s) (including, without limitation, a change of control) established by the Compensation Committee, without payment of any amounts by the holder thereof (except to the extent required by law) or satisfaction of any performance criteria or objectives. A phantom stock award terminates if the grantee's employment with the Company terminates during the applicable vesting period or, if applicable, the occurrence of a specific event(s), except as otherwise provided by the Compensation Committee at the time of grant. In determining the value of performance awards or phantom stock awards, the Compensation Committee shall take into account the employee's responsibility level, performance, potential, other awards under the Goodrich Plan, and such other consideration as it deems appropriate. Such payment may be made in a lump sum or in installments as prescribed by the Compensation Committee. Any payment made in Common Stock will be based upon the fair market value of the Common Stock on the payment date.

Stock Option Grants in Last Fiscal Year

   During the year ended December 31, 2002, the Company did not issue any stock options to the executive officers named in the Summary Compensation Table. On February 18, 2003, the Company purchased 1,016,500 outstanding employee stock options by issuing 125,157 shares of its common stock to the holders of such options. The following table sets forth information concerning stock options purchased in February 2003 from the executive officers named in the Summary Compensation Table:

                                   Percent of                                            Value (at date
                                    options                                  Shares of   of issuance) of
                       Number of   purchased                               Common Stock   Common Stock
                       securities     from                                   issued to      issued to
                       underlying employees in Exercise or                   purchase       purchase
                        options     February   base price                   options in     options in
         Name          purchased      2003       ($/Sh)    Expiration Date February 2003  February 2003
         ----          ---------- ------------ ----------- --------------- ------------- ---------------
Walter G. Goodrich....  258,000       25.4%    $4.875-5.85 12/2009-05/2011    31,742        $102,209
Robert C. Turnham, Jr.  158,000       15.5%    $4.875-5.85 12/2009-05/2011    19,439        $ 62,594
Mark E. Ferchau.......   35,000        3.4%       $5.22        08/2011         4,375        $ 14,088
Douglas B. Selvius....   50,000        4.9%       $5.37        03/2011         6,152        $ 19,809

Stock Option Exercises and Year-End Holdings

   The following table sets forth information concerning stock option holdings and the value of unexercised in-the-money stock options held by the executive officers named in the Summary Compensation Table (all such options were issued pursuant to equity compensation plans approved by the Company's stockholders):

                              Number of Shares
                           Underlying Unexercised     Value of Unexercised
                               Options Held at      In-the-Money Options Held
                            December 31, 2002(1)     at December 31, 2002(2)
                          ------------------------- -------------------------
            Name          Exercisable Unexercisable Exercisable Unexercisable
            ----          ----------- ------------- ----------- -------------
   Walter G. Goodrich....    6,250       18,750         --           --
   Robert C. Turnham, Jr.   17,500           --         --           --
   Mark E. Ferchau.......       --           --         --           --
   Douglas B. Selvius....       --           --         --           --

--------
(1) After giving effect to the purchase by the Company of employee stock options in February 2003 (see "Purchase of Stock Options"). All of the options held by Messrs. Ferchau and Selvius at December 31, 2002 were purchased by the Company in February 2003.
(2) Computed based on the difference between aggregate fair market value and aggregate exercise price. The fair market value of our common stock on December 31, 2002 was $2.50 per share based on the closing sales price on the NYSE on such date.

Restricted Stock Awards

   Concurrently with the purchase of outstanding employee stock options in February 2003 (see "Stock Option Grants in Last Fiscal Year"), the Company awarded 150,000 restricted shares of its common stock, with a three year vesting schedule, to various employees under the Goodrich Plan. Since none of the these awards vest within 60 days of the date of this Proxy Statement, they are not reflected in the table of beneficial ownership of the Company's securities.

Compensation Report of the Board of Directors

   The Compensation Committee is responsible for evaluating the performance of management, determining the compensation for certain executive officers of the Company, and administering the Company's stock option plans under which stock-related grants and awards may be made to employees of the Company. The members of the Compensation Committee have furnished the following report on executive compensation for 2002.

   The Company has developed a compensation policy which is designed to attract and retain key executives responsible for the success of the Company and motivate management to enhance long-term stockholder value. The annual compensation package of executive officers primarily consists of (i) a cash salary which reflects the responsibilities relating to the position and individual performance, (ii) variable performance awards payable in cash or stock and tied to the individual's and/or the Company's achievement of certain goals or milestones, and (iii) long-term stock based incentive awards which strengthen the mutuality of interest between the executive officers and the Company's stockholders.

   In determining the level and position of compensation for each of the Company's executive officers, the Board of Directors took into account various qualitative and quantitative indicators of corporate and individual performance. The Board of Directors generally seeks to set salaries at the low to medium end of the range in comparison to peer group companies. In setting such salaries, the Board of Directors considers its peer group to be certain companies in the energy exploration and production industry with market capitalizations similar to that of the Company. In addition, in evaluating the performance of management, the Board of Directors takes into consideration such factors as oil and gas drilling results, successful acquisitions and operating results. The Board of Directors also recognizes performance and achievements that are more difficult to quantify, such as the successful supervision of major corporate projects, demonstrated leadership ability, and contributions to the industry and community development.

   For 2002 the Board of Directors included in its evaluations the exploration and financial results of the Company along with each individual's job performance. Base compensation is established by the Compensation Committee, subject to the approval of the Board of Directors, and reviewed annually. When establishing or reviewing base compensation levels for each executive officer, the Compensation Committee, in accordance with its general compensation policy, considers numerous factors, including the responsibilities relating to the position, the qualifications of the executive, and the relevant experience the individual brings to the Company, strategic goals for which the executive has responsibility and compensation levels of comparable companies. No predetermined weights are given to any one of such factors. The salaries for each of the executive officers in 2002 were determined based on the foregoing factors.

   In addition to each executive officer's base compensation, the Board may award cash bonuses and/or stock grant awards under the Company's stock option plan to chosen executive officers depending on the extent to which certain personal and corporate performance goals are achieved. Such goals are the same as discussed above. For 2002 cash bonuses were awarded to executive officers as disclosed in the Summary Compensation Table.

   The Board of Directors has not yet adopted a policy with respect to the limitation under the Federal Tax Code that generally limits the Company's ability to deduct compensation in excess of $1,000,000 to a particular executive officer in any year.

                                          The Compensation Committee

                                          Sheldon Appel
                                          Donald M. Campbell
                                          Arthur A. Seeligson

Performance Graph

   The following performance graph compares the performance of the Company's Common Stock to the S&P 500 Index and the Prudential Securities E&P Small Cap Price Index for the period beginning August 15, 1995 (the Company's inception) and ending December 31, 2002. The graph assumes that the value of the investment in the shares of Common Stock and each index was $100 at August 15, 1995 (using the closing price of $7.50 for the Company's shares), and that all dividends were reinvested. The Common Stock began trading on the New York Stock Exchange on August 15, 1995.

                        Comparison of Cumulative Return
                     Among Goodrich Petroleum Corporation
                   S & P 500 Index and Prudential Securities
                          E & P Small Cap Price Index

                         [PERFORMANCE GRAPH APPEARS HERE]

Company/Index       1/1/98  12/31/98  12/31/99   12/31/00  12/31/01   12/31/02
-------------       ------  --------  --------   --------  --------   --------
S&P Small-Cap E&P
 Index +32%         100.00    60.17     75.19    148.25     126.00     132.22
Goodrich -71%       100.00    15.44     27.21     60.29      49.41      29.41
S&P 500 Index -9%   100.00   126.67    151.40    136.05     118.31      90.66

Compensation Committee Interlocks and Insider Participation

   During 2002, no executive officer of the Company served as (i) a member of the Compensation Committee (or other Board committees performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served on the Board of Directors of the Company, or (ii) a director of another entity, one of whose executive officers served on the Board of Directors of the Company or its subsidiaries.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Exchange Act requires the Company's directors and officers, and persons who own more than ten percent of the Common Stock, to file initial reports of ownership and reports of changes in ownership (Forms 3, 4, and 5) of Common Stock with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all such forms that they file. The Company believes that during the fiscal year ended December 31, 2002, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% stockholders were complied with.

Certain Relationships and Other Transactions

  Sale of Oil and Gas Properties to Related Party

   On March 12, 2002, the Company, in an effort to monetize a portion of the value created in its Burrwood and West Delta fields and enhance its liquidity position, completed the sale of a thirty percent (30%) working interest in the existing production and shallow rights, and a fifteen percent (15%) working interest in the deep rights below 10,600 feet, in its Burrwood and West Delta 83 fields for $12 million to Malloy Energy Company, LLC, led by Patrick E. Malloy, III and participated in by Sheldon Appel, both members of the Company's Board of Directors, as well as Josiah Austin, who subsequently became a member of the Company's Board of Directors (Mr. Malloy is now Chairman of the Company's Board of Directors). The sale price was determined by discounting to present value the acquired interest in the field's proved, probable and possible reserves using prevailing oil and gas prices. The Company retained a sixty-five percent (65%) working interest in the existing production and shallow rights, and a thirty-two and one-half percent (32.5%) working interest in the deep rights after the close of the transaction. In conjunction with the sale, the investor group provided an initial $7.7 million line of credit. This line of credit, which reduced to $5.0 million on January 1, 2003, is subordinate to the Company's senior credit facility and can be used for acquisitions, drilling and development and general corporate purposes until December 31, 2004. The investor group retains the option to convert the amount outstanding under the credit line, and/or provide cash on any unused credit to a maximum of $5.0 million through December 31, 2004, into working interests in any acquisition(s) the Company may make in Louisiana prior to January 1, 2005. The conversion of the credit facility will be on a pro-rata basis with the Company and may not exceed a maximum of $5.0 million through December 31, 2004 or thirty percent (30%) of any potential acquisition(s). The Company opened a data room in its Houston office from January 25, 2002 through February 15, 2002, for parties interested in reviewing the applicable data in order to acquire the applicable interest in the fields.

  Consulting Agreement

   On June 1, 2001 the Company entered into a consulting agreement with Patrick
E. Malloy, III, a member of the Company's Board of Directors (Mr. Malloy is now chairman of the Company's Board of Directors), under which Mr. Malloy provides the Company advice on hedging and financial matters. The contract, which expires in May 2003, provides for payments to Mr. Malloy of $120,000 per year. Pursuant to this arrangement, the Company paid Mr. Malloy $120,000 in 2002.

  Consulting Agreement with Henry Goodrich

   The Company has a consulting agreement with Mr. Henry Goodrich that commenced on August 15, 1995. Mr. Goodrich provides consulting services to the Company with regard to the identification and evaluation of acquisition and drilling opportunities, financing transactions, investor relations and other matters. Mr. Goodrich receives annual consulting fees from the Company of $175,000 for such services. Mr. Goodrich was awarded a bonus of $35,000 related to the Company's performance in 2002.

  Employment of Henry Goodrich, Jr.

   Henry Goodrich, Jr., son of Henry Goodrich and brother of Walter G. Goodrich, has been employed by the Company since April 2000 as a Senior Acquisitions Analyst and was promoted to Vice President--Corporate Planning and Business Development in February 2003. His annual compensation for 2002 was $90,000, which consisted of a salary of $75,000 and a bonus of $15,000 related to the Company's performance in 2002.

  Working Interest Ownership by Executive Officers

   In connection with the cessation of new prospect activities by Goodrich Oil Company in 1995, the former investors of Goodrich Oil Company, including Henry Goodrich and Walter G. Goodrich, became working interest owners in certain of the drilling prospects of the Company. In that regard, each individually participated in one well drilled by the Company during 2002. Such persons have paid their pro rata share of all expenses associated with their interest in each prospect. During 2002, the sum of such persons' participation interests did not exceed 5% of the aggregate interests of all participants in those prospects.

AUDIT COMMITTEE REPORT

   The Audit Committee of the board of directors of the Company was established to implement and to support the Board's oversight function with respect to the Company's financial reporting, accounting policies, internal controls and independent outside auditors. The board of directors adopted the Audit Committee Charter on June 30, 2000. The Audit Committee met five times in 2002. All of the members of the Audit Committee are independent under the rules of the New York Stock Exchange.

   In connection with the December 31, 2002 financial statements, the Audit Committee reviewed and discussed the audited financial statements with management; discussed with the auditors the matters required by Statement on Auditing Standards No. 61; and received and discussed with the auditors the matters required by Independence Standards Board Statement No. 1 and considered the compatibility of non-audit services with the auditor's independence.

   Based on these reviews and discussions, the Audit Committee recommended to the board of directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2002.

   The Audit Committee members during 2002 were Messrs. Perdue (Chairman), McGovern, and Seeligson.

AUDIT AND NON-AUDIT FEES

   The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company's annual financial statements for 2002, and fees billed for other services rendered by KPMG LLP.

     Audit fees, excluding audit related......................... $124,500
     Financial information systems design and implementation fees       --
     All other fees:
        Audit related fees (1)...................................    2,850
        Other non-audit services (2).............................  150,865
                                                                  --------
     Total all other fees........................................ $153,715
                                                                  ========

--------
(1) Audit related fees consisted principally of accounting related research.
(2) Other non-audit fees consisted of tax compliance services and related research and consultations.

   The Audit Committee has determined that these fees are compatible with maintaining the independence of KPMG LLP.

                       PROPOSAL 2--APPROVAL OF AUDITORS

   Pursuant to the recommendation of the Audit Committee, the board of directors has appointed the firm of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2003, subject to ratification by the Company's stockholders. KPMG LLP has acted as the Company's auditors since its inception in 1995. A representative of KPMG LLP is expected to be present at the Annual Meeting, will be offered the opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions.

   The approval and adoption of this proposal requires the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the annual meeting of stockholders. Accordingly, under Delaware law and the Company's Restated Certificate of Incorporation and Bylaws, abstentions would have the same effect as a vote against this proposal, even though this may not be the intent of the person entitled to vote or giving the proxy. Broker non-votes on proposals are treated as votes withheld by the beneficial holders of the applicable shares and, therefore, such shares are treated as not voting on the proposal.

   The board of directors recommends that stockholders vote "FOR" ratification of the appointment of KPMG LLP, and proxies executed and returned will be so voted unless contrary instructions are indicated thereon.

                STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

   Stockholders may propose matters to be presented at stockholders' meetings and may also nominate persons to be directors. Formal procedures have been established for those proposals and nominations.

Proposals for 2004 Annual Meeting

   Proposals by holders of Common Stock intended to be presented to the Annual Meeting of Stockholders of the Company to be held in 2004 must be received by the Company, addressed to Goodrich Petroleum Corporation, 808 Travis Street, Suite 1320, Houston, Texas 77002, no later than March 25, 2004, to be included in the Company proxy statement and form of proxy relating to that meeting. With respect to business to be brought before the Annual Meeting, the Company has not received any notices from its stockholders.

   In addition, the Company's bylaws provide that only such business as is properly brought before the Company's 2004 Annual Meeting of Stockholders will be conducted. In addition to any other applicable requirements, for business to be brought before an annual meeting by a stockholder of the Company, the stockholder must have given timely notice in writing of the business to be brought before an Annual Meeting of Stockholders of the Company to the Secretary of the Company. For a stockholder's notice to be timely with respect to business to be brought before the Annual Meeting of Stockholders of the Company to be held in 2004, it must be delivered to or mailed and received at the Company's principal executive offices, 808 Travis Street, Suite 1320, Houston, Texas 77002, on or before March 25, 2004. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting certain information required by the Company's bylaws. A copy of the Company's bylaws can be obtained via EDGAR or upon written request to the Company's Secretary.

Director Nominations for 2004 Annual Meeting and for Any Special Meetings

   Only persons who are nominated in accordance with the following procedures will be eligible for election, and to serve, as directors. Nominations of persons for election to the Company's Board of Directors may be made at a meeting of stockholders (a) by or at the direction of the Board of Directors or
(b) by any stockholder of the Company who is a stockholder of record at the time of giving of notice thereinafter provided for, who shall be entitled to vote for the election of directors at the meeting and who complies with the following notice procedures. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Company. For a stockholder's notice to be timely with respect to business to be brought before the Annual Meeting of Stockholders of the Company to be held in 2004, it must be delivered to or mailed and received at the Company's principal executive offices, 808 Travis Street, Suite 1320, Houston, Texas 77002 (i) with respect to an election to be held at the annual meeting of stockholders of the Company, before March 25, 2004, and (ii) with respect to an election to be held at a special meeting of stockholders of the Company for the election of Directors, not later than the close of business on the 10th day following the date on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever first occurs.

   Such stockholder's notice to the Secretary shall include certain information required by the Company's bylaws. A copy of the Company's bylaws can be obtained via EDGAR or upon written request to the Company's Secretary.

                                 OTHER MATTERS

   The Board of Directors does not know of any other matters that are to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting or any adjournment(s) thereof, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons voting the proxy.

                                          By Order of the Board of Directors

                                          /s/ Walter G. "Gil" Goodrich
                                          --------------------------------------
                                          Walter G. "Gil" Goodrich
                                          Vice Chairman and Chief Executive
                                            Officer

Houston, Texas
April 30, 2003

                                                  000000 0000000000 0 0000
Goodrich Petroleum Corporation

                                                  000000000.000 ext
                                                  000000000.000 ext
                                                  000000000.000 ext
MR A SAMPLE                                       000000000.000 ext
DESIGNATION (IF ANY)                              000000000.000 ext
ADD 1                                             000000000.000 ext
ADD 2                                             000000000.000 ext
ADD 3
ADD 4                                             Holder Account Number
ADD 5
ADD 6                                             C 1234567890 J N T


                                                  [_]  Mark this box with an X
                                                       if you have made changes
                                                       to your name or address
                                                       details above.

================================================================================
Annual Meeting Proxy Card
================================================================================

A Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominees.

                                   For  Withhold

01 - Henry Goodrich                [ ]    [ ]

02 - Patrick E. Malloy III         [ ]    [ ]

03 - Michael J. Perdue             [ ]    [ ]

B Issues

The Board of Directors recommends a vote FOR the following proposals.

                                                  For   Against   Abstain

2. Proposal to ratify the appointment of          [ ]     [ ]       [ ]
   KPMG LLP as the Company's independent
   auditors for the fiscal year ended
   December 31, 2003.

This Proxy is solicited on behalf of the Board of Directors. This Proxy will be voted as directed. In the absence of direction, this Proxy will be voted FOR the three nominees and FOR Proposal 2.

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

NOTE: When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.

Signature 1 - Please keep signature within the box
---------------------------------------------------

---------------------------------------------------

Signature 2 - Please keep signature within the box
---------------------------------------------------

---------------------------------------------------

Date (mm/dd/yyyy)
---------------------------------------------------

---------------------------------------------------

Proxy - Goodrich Petroleum Corporation

Proxy Solicited on Behalf of the Board of Directors of the Company for the Annual Meeting of Stockholders on June 23, 2003

The undersigned hereby constitutes and appoints Walter G. Goodrich and Kirkland
H. Parnell and each and either of them, his true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to attend the Annual Meeting of Stockholders of Goodrich Petroleum Corporation to be held at the Berkshire Room, Lancaster Hotel, 701 Texas Avenue, Houston, Texas, on June 23, 2003 at 11:00 a.m., local time, and any adjournment(s) thereof, with all powers the undersigned would possess if personally present and to vote thereof, as provided on the reverse side of this card, the number of shares the undersigned would be entitled to vote if personally present. In accordance with their discretion, said attorneys and proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

YOUR VOTE IS IMPORTANT.

STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.

(To be Signed and Continued on the Reverse Side.)